                                                                    Exhibit 10.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 AMENDMENT #5 OF
                         EXCLUSIVE DISTRIBUTOR AGREEMENT
                                 OF MAY 30, 1996

Dated: June 28, 2002

1)   Term: The term is hereby extended through May 31, 2003

2)   CH 2000:

     a) Minimums: There shall be [**] minimum purchases required of CH 2000 Systems.

3)   Heartwave:

     a) Exclusivity: FD will purchase [**] units of HeartWave for a period of trial marketing. Based upon this purchase FD will have exclusive rights to market HeartWave in Japan for the period ending May 31, 2003.

     b) MHLW Approvals: By signature of this Amendment #5, FD acknowledges that they have made appropriate filing with the MHLW in Japan. Anticipated MHLW approval is estimated by October 2002.

     c) Minimum purchases: Within 30 days of import approval by MHLW, FD agrees to issue CHI a purchase order for [**] HeartWave systems as per 3a. In any eventuality FD agrees to purchase the [**] Heartwave systems no later than December 16, 2002.

     d) Pricing: Pricing of the [**] units of the Heartwave as mentioned above in 3c will be $[**] per unit.

     e) Termination: In the event that FD and CHI are not able to agree on terms for continuation of FD's exclusive rights to market HeartWave for the period beyond May 31, 2003 then, if CHI requests, FD will transfer the MHLW import approval to a distributor of CHI's choosing. In such case CHI will pay FD's direct expenses for obtaining MHLW approval.

     f) If MHLW approval takes greater than 4 months from submission, and FD has submitted in accordance with 3b, both sides agree to discuss possibilities of extending the term for exclusivity.


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


4)   Sensor Pricing:

     a)   The price of sensor sets will remain at $[**] through May 31, 2003.







CAMBRIDGE HEART                             FUKUDA DENSHI



Signed:  /s/ David A. Chazanovitz               Signed:  [ILLEGIBLE]
        -------------------------                        -----------------------



By:  David A. Chazanovitz                       By:
     ----------------------------                    ---------------------------



Date: June 28, 2002                             Date:
      ---------------------------                    ---------------------------










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